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                                                                   EXHIBIT 24.00


                              RED ROOF INNS, INC.

                             DIRECTORS AND OFFICERS
                               POWER OF ATTORNEY
                                      FOR
                         ANNUAL REPORT ON FORM 10-K AND
                               FORMS 3, 4, AND 5




The undersigned director and officer of Red Roof Inns, Inc., a Delaware corporation (the "Company"), hereby: (1) constitutes and appoints David L. Rea, and Alan L. Tallis, collectively and individually, as his agents and attorneys-in-fact, with full power of substitution and re-substitution, to (a) sign and file Form 10-K for Red Roof Inns, Inc. on his behalf and in his name, place, and stead in any and all capacities with respect to the registration under the Securities Exchange Act of 1934 (the "Act"), including pursuant to
Section 13 or 15(d) of the Act; (b) sign and file any and all amendments, including post-effective amendments, and exhibits to Form 10-K; (c) sign and file any and all applications or other documents to be filed with the Securities and Exchange Commission (the "Commission") covered by the Form 10-K; (d) sign and file any or all Forms 3, 4, or 5 required to be filed by him with the Commission under the Act, including pursuant to Section 16(a) of the Act; (e) sign and file any and all amendments to Forms 3, 4, or 5; and (f) do and perform any and all other acts and deeds whatsoever that may be necessary or required; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

IN WITNESS WHEREOF, the undersigned director and officer of the Company has hereunto set his hand as of the 25th day of February, 1999.



                                                   /s/ Francis W. Cash
                                                   -------------------
                                                   Francis W. Cash